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                            SEVEN SEAS PETROLEUM INC.

                             NOTE PURCHASE AGREEMENT
                                       FOR
                        12% SERIES B SENIOR SECURED NOTES


                  The undersigned Purchaser under that certain Note Purchase Agreement dated July 23, 2001, between Seven Seas Petroleum Inc. and each of the persons and entities listed on Schedule 1 thereto (the "Purchase Agreement) hereby agrees to extend the Closing Date set forth in paragraph 2 of the Purchase Agreement to midnight on July 24, 2001. Words defined in the Purchase Agreement shall have the same meaning herein. It is understood that subject to the Closing of the transactions contemplated by the Purchase Agreement, the Company issue the Notes to the Purchasers under date of July 23, 2001, and they will accrue interest from that date.

                  EXECUTED as of the 23rd day of July, 2001.


                                   -------------------------------------------





The Company agrees to the
foregoing.

Seven Seas Petroleum Inc.


By /s/ LARRY A. RAY
  -----------------------------
  Larry A. Ray, President

/s/ ALLISON ROBBINS
------------------------------------------
Allison Robbins, Trustee
Allison Robbins Revocable Living Trust

/s/ B. JOHN BARRY
------------------------------------------
B. John Barry

/s/ DEAN HOFFROGGE
------------------------------------------
Dean Hoffrogge
Attorney-in-Fact for Jessica M. Barry

/s/ DEAN HOFFROGGE
------------------------------------------
Dean Hoffrogge
Attorney-in-Fact for Michael B. Barry

/s/ DEAN HOFFROGGE
------------------------------------------
Dean Hoffrogge
Attorney-in-Fact for Thomas J. Barry

/s/ K. BRENT WALDRON
------------------------------------------
K. Brent Waldron
Attorney-in-Fact for Neligh C. Coates, Jr.

/s/ PAMELA TROUT
------------------------------------------
Pamela Trout, Secretary of Egolf Holding
Corporation, general partner of Egolf
Family Limited Partnership
(Assignee of Petroleum Properties
Management Company, L.L.C.)

/s/ GARY F. FULLER
------------------------------------------
Gary F. Fuller, trustee, general
partner of Fuller Family Investments,
A Limited Partnership

/s/ CHARLES B. ISRAEL
------------------------------------------
Charles B. Israel

/s/ JUSTIN B. ISRAEL
------------------------------------------
Justin B. Israel

Lombos Holdings Limited "C"

/s/ D. P. DE LASZLO
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D. P. De Laszlo, Director

RAMIIILAJ, A Limited Partnership By its
General Partner Hefner Investment Company
By its Vice President Robert S. May

/s/ ROBERT S. MAY
------------------------------------------
Robert S. May

/s/ JAMES R. SCHLESINGER
------------------------------------------
James R. Schlesinger

Serendipity Investments, Ltd.

/s/ ANTHONY G. PETRELLO
------------------------------------------
Anthony G. Petrello, President

/s/ DAVID A. STEIN
------------------------------------------
David A. Stein

/s/ LINDA B. STEIN
------------------------------------------
Linda B. Stein

/s/ TRACEY F. STEIN
------------------------------------------
Tracey F. Stein, Trustee
Tracey F. Stein Revocable Living Trust

Trans Federal Corporation Ltd.

/s/ JESSE HESTER
------------------------------------------
Jesse Hester, Director